EXHIBIT 10(ai)

                     INDEMNITY AGREEMENT
                     -------------------

  AGREEMENT, as of February 11, 1993 (the "Agreement"), between
SafeCard Services, Inc., a Delaware corporation (the "Company"), and Eugene Miller (the "Indemnitee").

  WHEREAS, it is essential to the Company to retain and attract as directors and officers the most capable persons available;

  WHEREAS, Indemnitee is a director and/or an officer of the Company;

  WHEREAS, both the Company and Indemnitee recognize the increased risk of litigation and other claims being asserted against directors and officers of public companies in today's environment;

  WHEREAS, the By-laws (the "By-laws") and Certificate of Incorporation (the "Certificate") of the Company require the Company to indemnify and advance expenses to its directors and officers to the fullest extent permitted by law, and the Indemnitee has been serving and continues to serve as a director and/or an officer of the Company in part in reliance on such provisions in the By-laws and Certificate;

  WHEREAS, in recognition of Indemnitee's need for substantial protection against personal liability in order to enhance Indemnitee's continued service to the Company in an effective manner and Indemnitee's reliance on the foregoing provisions in the By-laws and Certificate, and in part to provide Indemnitee with specific contractual assurance that the protection promised by such provisions in the By-laws and Certificate will be available to Indemnitee (regardless of, among other things, any amendment to or revocation of such provisions in the By-laws or Certificate or any change in the composition of the Company's Board of Directors (the "Board") or acquisition transaction relating to the Company), the Company wishes to provide in this Agreement for the indemnification of and the advancing of expenses to Indemnitee to the fullest extent permitted by law and as set forth in this Agreement, and, to the extent insurance is maintained, for the continued coverage of Indemnitee under Company directors' and officers' liability insurance policies;

  NOW, THEREFORE, in consideration of the premises and of Indemnitee continuing to serve the Company directly or, at its request, with another enterprise, and intending to be legally bound hereby, the parties hereto agree as follows;

  1.   Certain Definitions:

       (a) Change in Control: shall be deemed to have occurred upon any of the following events:

       (i) The acquisition in one or more transactions by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) of "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding voting securities (the "Voting Securities"), provided, however, that for purposes of this Section 1(a)(i), the Voting Securities acquired directly from the Company by any Person shall be excluded from the determination of such Person's Beneficial Ownership of Voting Securities (but such Voting Securities shall be included in the calculation of the total number of Voting Securities then outstanding); or

       (ii) The individuals who, as of February 11, 1993, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election, or nomination for election by the Company's stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Agreement, be considered as a member of the Incumbent Board; or

       (iii)Approval by stockholders of the Company of (A) a merger or consolidation involving the Company if the stockholders of the Company immediately before such merger or consolidation do not own, directly or indirectly immediately following such merger or consolidation, more than seventy-five percent (75%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the Voting Securities immediately before such merger or consolidation or (B) a complete liquidation or dissolution of the Company or an agreement for the sale or other disposition of all or substantially all of the assets of the Company.

       (iv) Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because twenty-five percent (25%) or more of the then outstanding Voting Securities is acquired by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any of its subsidiaries or (ii) any corporation that, immediately prior to such acquisition, is owned directly or indirectly by the stockholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition.



       (v) Moreover, notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

       (b) Claim: any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative or other, including, without limitation, an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, whether predicated on foreign, federal, state or local law and whether formal or informal.

       (c) Expenses: include attorneys' fees and all other costs, charges and expenses paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in any Claim relating to any Indemnifiable Event.

       (d) Indemnifiable Event: any event or occurrence related to the fact that Indemnitee is or was or has agreed to become a director, officer, employee, agent or fiduciary of the Company, or is or was serving or has agreed to serve in any capacity, at the request of the Company, in any other corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, or by reason of anything done or not done by Indemnitee in any such capacity.

       (e) Potential Change in Control: shall be deemed to have occurred if (i) the Company enters into an agreement or arrangement, the consummation of which would result in the occurrence of a Change in Control; or (ii) the Board adopts a resolution to the effect that, for purposes of this Agreement, a Potential Change in Control has occurred.

       (f) Voting Securities: any securities of the Company that vote generally in the election of directors.

  2.   Basic Indemnification Arrangement:

       (a) In the event Indemnitee was, is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, a Claim by reason of (or arising in part out of) an Indemnifiable Event, the Company shall indemnify Indemnitee (without regard to the negligence or other fault of the Indemnitee) to the fullest extent permitted by applicable law, as soon as practicable but in no event later than thirty days after written demand is presented to the Company, against any and all Expenses, judgments, fines, penalties, excise taxes and amounts paid or to be paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses, judgments, fines, penalties, excise taxes or amounts paid or to be paid in settlement) of such Claim. If Indemnitee makes a request to be indemnified under this Agreement, the Board of Directors (acting by a quorum consisting of directors who are not parties to the Claim with respect to an Indemnifiable Event or, if such a quorum is not obtainable, acting upon an opinion in writing of independent legal counsel ("Board Action")) shall, as soon as practicable but in no event later than thirty days after such request, authorize such indemnification. Notwithstanding anything in the Certificate, the By-laws or this Agreement to the contrary, following a Change in Control, Indemnitee shall be entitled to indemnification pursuant to this Agreement in connection with any Claim initiated by Indemnitee.

       (b) Notwithstanding anything in the Certificate, the By-laws or this Agreement to the contrary, if so requested by Indemnitee, the Company shall advance (within two business days of such request) any and all Expenses relating to a Claim to Indemnitee (an "Expense Advance"), upon the receipt of a written undertaking by or on behalf of Indemnitee to repay such Expense Advance if a judgment or other final adjudication or determination adverse to Indemnitee establishes that Indemnitee, with respect to such Claim, is not eligible for indemnification.

       (c) If there has been no Board Action or Arbitration (as defined in Section 3), or if Board Action determines that Indemnitee would not be permitted to be indemnified, in any respect, in whole or in part, in accordance with Section 2(a) of this Agreement, Indemnitee shall have the right to commence litigation in the court that is hearing the action or proceeding relating to the Claim for which indemnification is sought or in any court in the States of Delaware or Florida having subject matter jurisdiction thereof and in which venue is proper seeking an initial determination by the court or challenging any Board Action or any aspect thereof, and the Company hereby consents to service of process and to appear in any such proceeding. Notwithstanding anything in the Certificate, the By-laws or this Agreement to the contrary, if Indemnitee has commenced legal proceedings in a court of competent jurisdiction or Arbitration to secure a determination that Indemnitee should be indemnified under this Agreement, the By-laws of the Company or applicable law, any Board Action that Indemnitee would not be permitted to be indemnified in accordance with Section 2(a) of this Agreement shall not be binding. Any Board Action not followed by such litigation or Arbitration shall be conclusive and binding on the Company and Indemnitee.

  3. Change in Control. The Company agrees that if there is a Change in Control, Indemnitee, by giving written notice to the Company and the American Arbitration Association (the "Notice"), may require that any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration (the "Arbitration") in Fort Lauderdale, Florida in accordance with the Rules of the American Arbitration Association (the "Rules"). The Arbitration shall be conducted by a panel of three arbitrators selected in accordance with the Rules within thirty days of delivery of the Notice. The decision of the panel shall be made as soon as practicable after the panel has been selected, and the parties agree to use their reasonable efforts to cause the panel to deliver its decision within ninety days of its selection. The Company shall pay all fees and expenses of the Arbitration. The Arbitration shall be conclusive and binding on the Company and Indemnitee and the Company or Indemnitee may cause judgment upon the award rendered by the arbitrators to be entered in any court having jurisdiction thereof.

  4. Establishment of Trust. In the event of a Potential Change in Control or a Change in Control, the Company shall, promptly upon written request by Indemnitee, create a Trust for the benefit of Indemnitee and from time to time, upon written request of Indemnitee to the Company, shall fund such Trust in an amount, as set forth in such request, sufficient to satisfy any and all Expenses reasonably anticipated at the time of each such request to be incurred in connection with investigating, preparing for and defending any Claim relating to an Indemnifiable Event, and any and all judgments, fines, penalties and settlement amounts of any and all Claims relating to an Indemnifiable Event from time to time actually paid or claimed, reasonably anticipated or proposed to be paid. The terms of the Trust shall provide that upon a Change in Control (i) the Trust shall not be revoked or the principal thereof invaded, without the written consent of Indemnitee; (ii) the Trustee shall advance, within two business days of a request by Indemnitee, any and all Expenses to Indemnitee, not advanced directly by the Company to Indemnitee (and Indemnitee hereby agrees to reimburse the Trust under the circumstances under which Indemnitee would be required to reimburse the Company under Section 2(b) of this Agreement); (iii) the Trust shall continue to be funded by the Company in accordance with the funding obligation set forth above; (iv) the Trustee shall promptly pay to Indemnitee all amounts for which Indemnitee shall be entitled to indemnification pursuant to this Agreement or otherwise; and (v) all unexpended funds in such Trust shall revert to the Company upon a final determination by Board Action or Arbitration or a court of competent jurisdiction, as the case may be, that Indemnitee has been fully indemnified under the terms of this Agreement. The Trustee shall be chosen by Indemnitee. Nothing in this Section 4 shall relieve the Company of any of its obligations under this Agreement.



  5. Indemnification for Additional Expenses. The Company shall indemnify Indemnitee against any and all expenses (including attorneys' fees) and, if requested by Indemnitee, shall (within two business days of such request) advance such expenses to Indemnitee, which are incurred by Indemnitee in connection with any claim asserted by or action brought by Indemnitee for (i) indemnification or advance payment of Expenses by the Company under law, this Agreement, or any other agreement or By-law of the Company now or hereafter in effect relating to Claims for Indemnifiable Events and/or (ii) recovery under any directors' and officers' liability insurance policies maintained by the Company, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advance expense payment or insurance recovery, as the case may be.

  6. Partial Indemnity, Etc. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the Expenses, judgments, fines, penalties, excise taxes and amounts paid or to be paid in settlement of a Claim but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereof to which Indemnitee is entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any or all Claims relating in whole or in part to an Indemnifiable Event or in defense of any issue or matter therein, including, without limitation, dismissal without prejudice, Indemnitee shall be indemnified against any and all Expenses, judgments, fines, penalties, excise taxes and amounts paid or to be paid in settlement of such Claim. In connection with any determination by Board Action, Arbitration or a court of competent jurisdiction that Indemnitee is not entitled to be indemnified hereunder, the burden of proof shall be on the Company to establish that Indemnitee is not so entitled.

  7. No Presumption. For purposes of this Agreement, the termination of any claim, action, suit or proceeding, by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law or this Agreement.

  8. Contribution. In the event that the indemnification provided for in this Agreement is unavailable to Indemnitee for any reason whatsoever, the Company, in lieu of indemnifying Indemnitee, shall contribute to the amount incurred by Indemnitee, whether for judgments, fines, penalties, excise taxes, amounts paid or to be paid in settlement and/or for Expenses, in connection with any Claim relating to an Indemnifiable Event, in such proportion as is deemed fair and reasonable in light of all of the circumstances of such action by Board Action or Arbitration or by the court before which such action was brought in order to reflect (i) the relative benefits received by the Company and Indemnitee as a result of the event(s) and/or transaction(s) giving cause to such action; and/or
(ii) the relative fault of the Company (and its other directors, officers, employees and agents) and Indemnitee in connection with such event(s) and/or transaction(s). Indemnitee's right to contribution under this Paragraph 8 shall be determined in accordance with, pursuant to and in the same manner as, the provisions in Paragraphs 2 and 3 hereof relating to Indemnitee's right to indemnification under this Agreement.

  9. Notice to the Company by Indemnitee. Indemnitee agrees to notify the Company promptly in writing upon being served with or having actual knowledge of any citation, summons, compliant, indictment or any other similar document relating to any action which may result in a claim of indemnification or contribution hereunder.

  10. Non-exclusivity, Etc. The rights of the Indemnitee hereunder shall be in addition to any other rights Indemnitee may have under the Company's Certificate or By-laws or the Delaware General Corporation Law or otherwise, and nothing herein shall be deemed to diminish or otherwise restrict Indemnitee's right to indemnification under any such other provision. To the extent applicable law or the Certificate of Incorporation or the By-laws of Company, as in effect on the date hereof or at any time in the future, permit greater indemnification than as provided for in this Agreement, the parties hereto agree that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such law or provision of the Certificate of Incorporation or By-laws and this Agreement shall be deemed amended without any further action by the Company or Indemnitee to grant such greater benefits. Indemnitee may elect to have Indemnitee's rights hereunder interpreted on the basis of applicable law in affect at the time of execution of this Agreement, at the time of the occurrence of the Indemnifiable Event giving rise to a Claim or at the time indemnification is sought.

  11.  Liability Insurance.
       -------------------

       (a) To the extent the Company maintains at any time an insurance policy or policies providing directors' and officers' liability insurance, Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any other Company director or officer under such insurance policy. The purchase and maintenance of such insurance shall not in any way limit or affect the rights and obligations of the parties hereto, and the execution and delivery of this Agreement shall not in any way be construed to limit or affect the rights and obligations of the Company and/or of the other parties under any such insurance policy.

       (b) For seven years after the Indemnitee no longer serves as a director or officer of the Company, the Company shall continue to provide directors' and officers' liability coverage for liabilities of the Indemnitee occurring during his service with the Company on terms no less favorable in terms of coverage and amount than such insurance maintained by the Company at the date of the Indemnitee's separation from the Company. In the event such coverage is not available, the maximum available coverage shall be maintained pursuant to this covenant.

  12. Period of Limitations. No legal action shall be brought and no cause of action shall be asserted by or on behalf of the Company or any affiliate of the Company against Indemnitee, Indemnitee's spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of the Company or its affiliate shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two-year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action such shorter period shall govern.

  13. Amendments, Etc. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

  14. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery with respect to such payment of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

  15. No-Duplication of Payments. The Company shall not be liable under this Agreement to make any payment in connection with any claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, By-law or otherwise) of the amounts otherwise indemnifiable hereunder.

  16. Binding Effect, Etc. This Agreement shall be binding upon and inure to the benefit of and be enforceable against and by the parties hereto and their respective successors, assigns (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company), spouses, heirs and personal and legal representatives. The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all, substantially all, or a substantial part, of the business and/or assets of the Company, by written agreement in form and substance satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as a director and/or officer of the Company or of any other enterprise at the Company's request.

  17. Severability. The provisions of this Agreement shall be severable in the event that any of the provisions thereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law.

  18. Notices. All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or when mailed by certified registered mail, return receipt requested, with postage prepaid:

  A.   If to Indemnitee, to:
       ____________________
       ____________________

or to such other person or address which Indemnitee shall furnish to the Company in writing pursuant to the above.

  B.   If to the Company, to:

            SafeCard Services, Inc.
            3001 East Pershing Boulevard
            Cheyenne, Wyoming  82001
            Attention: President or Chief Operating Officer

or to such person or address as the Company shall furnish to Indemnitee in writing pursuant to the above.

  19. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in such State without giving effect to the principles of conflicts of laws.

  IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the 11th day of February, 1993.


                           SAFECARD SERVICES, INC.


                           By: /s/ W.M. Stalcup
                              ------------------
                           Name: W.M. Stalcup
                           Title: President


                           INDEMNITEE



                           ----------------------

EXHIBIT 10(ai)


                   INDEMNITY AGREEMENT
                   -------------------


  AGREEMENT, as of September 1, 1993 (the "Agreement"), between
SafeCard Services, Inc., a Delaware corporation (the "Company"), and Marshall L. Burman (the "Indemnitee").

  WHEREAS, it is essential to the Company to retain and attract as directors and officers the most capable persons available;

  WHEREAS, Indemnitee is a director and/or an officer of the Company;

  WHEREAS, both the Company and Indemnitee recognize the increased risk of litigation and other claims being asserted against directors and officers of public companies in today's environment;

  WHEREAS, the By-laws (the "By-laws") and Certificate of Incorporation (the "Certificate") of the Company require the Company to indemnify its directors and officers to the fullest extent permitted by law, and the Indemnitee has been serving and continues to serve as a director and/or an officer of the Company in part in reliance on such provisions in the By-laws and Certificate;

  WHEREAS, in recognition of Indemnitee's need for substantial protection against personal liability in order to enhance Indemnitee's continued service to the Company in an effective manner and Indemnitee's reliance on the foregoing provisions in the By-laws and Certificate, and in part to provide Indemnitee with specific contractual assurance that the protection promised by such provisions in the By-laws and Certificate will be available to Indemnitee (regardless of, among other things, any amendment to or revocation of such provisions in the By-laws or Certificate or any change in the composition of the Company's Board of Directors (the "Board") or acquisition transaction relating to the Company), the Company wishes to provide in this Agreement for the indemnification of and the advancing of expenses to Indemnitee to the fullest extent permitted by law and as set forth in this Agreement, and, to the extent insurance is maintained, for the continued coverage of Indemnitee under Company directors' and officers' liability insurance policies;

  NOW, THEREFORE, in consideration of the premises and of Indemnitee continuing to serve the Company directly or, at its request, with another enterprise, and intending to be legally bound hereby, the parties hereto agree as follows;



  1.   Certain Definitions:

       (a) Change in Control: shall be deemed to have occurred upon any of the following events:

       (i) The acquisition in one or more transactions by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) of "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding voting securities (the "Voting Securities"), provided, however, that for purposes of this Section 1(a)(i), the Voting Securities acquired directly from the Company by any Person shall be excluded from the determination of such Person's Beneficial Ownership of Voting Securities (but such Voting Securities shall be included in the calculation of the total number of Voting Securities then outstanding); or

       (ii) The individuals who, as of August 31, 1993, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election, or nomination for election by the Company's stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Agreement, be considered as a member of the Incumbent Board; or

       (iii)Approval by stockholders of the Company of (A) a merger or consolidation involving the Company if the stockholders of the Company immediately before such merger or consolidation do not own, directly or indirectly immediately following such merger or consolidation, more than seventy-five percent (75%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the Voting Securities immediately before such merger or consolidation or (B) a complete liquidation or dissolution of the Company or an agreement for the sale or other disposition of all or substantially all of the assets of the Company.

       (iv) Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because twenty-five percent (25%) or more of the then outstanding Voting Securities is acquired by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any of its subsidiaries or (ii) any corporation that, immediately prior to such acquisition, is owned directly or indirectly by the stockholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition.



       (v) Moreover, notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the opera-tion of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

       (b) Claim: any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative or other, including, without limitation, an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, whether predicated on foreign, federal, state or local law and whether formal or informal.

       (c) Expenses: include attorneys' fees and all other costs, charges and expenses paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in any Claim relating to any Indemnifiable Event.

       (d) Indemnifiable Event: any event or occurrence related to the fact that Indemnitee is or was or has agreed to become a director, officer, employee, agent or fiduciary of the Company, or is or was serving or has agreed to serve in any capacity, at the request of the Company, in any other corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, or by reason of anything done or not done by Indemnitee in any such capacity.

       (e) Potential Change in Control: shall be deemed to have occurred if (i) the Company enters into an agreement or arrangement, the consummation of which would result in the occurrence of a Change in Control; or (ii) the Board adopts a resolution to the effect that, for purposes of this Agreement, a Potential Change in Control has occurred.

       (f) Voting Securities: any securities of the Company that vote generally in the election of directors.

  2.   Basic Indemnification Arrangement:

       (a) In the event Indemnitee was, is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, a Claim by reason of (or arising in part out of) an Indemnifiable Event, the Company shall indemnify Indemnitee (without regard to the negligence or other fault of the Indemnitee) to the fullest extent permitted by applicable law, as soon as practicable but in no event later than thirty days after written demand is presented to the Company, against any and all Expenses, judgments, fines, penalties, excise taxes and amounts paid or to be paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses, judgments, fines, penalties, excise taxes or amounts paid or to be paid in settlement) of such Claim. If Indemnitee makes a request to be indemnified under this Agreement, the Board of Directors (acting by a quorum consisting of directors who are not parties to the Claim with respect to an Indemnifiable Event or, if such a quorum is not obtainable, acting upon an opinion in writing of independent legal counsel ("Board Action")) shall, as soon as practicable but in no event later than thirty days after such request, authorize such indemnification. Notwithstanding anything in the Certificate, the By-laws or this Agreement to the contrary, following a Change in Control, Indemnitee shall be entitled to indemnification pursuant to this Agreement in connection with any Claim initiated by Indemnitee.

       (b) Notwithstanding anything in the Certificate, the By-laws or this Agreement to the contrary, if so requested by Indemnitee, the Company shall advance (within two business days of such request) any and all Expenses relating to a Claim to Indemnitee (an "Expense Advance"), upon the receipt of a written undertaking by or on behalf of Indemnitee to repay such Expense Advance if a judgment or other final adjudication or determination adverse to Indemnitee establishes that Indemnitee, with respect to such Claim, is not eligible for indemnification.

       (c) If there has been no Board Action or Arbitration (as defined in Section 3), or if Board Action determines that Indemnitee would not be permitted to be indemnified, in any respect, in whole or in part, in accordance with Section 2(a) of this Agreement, Indemnitee shall have the right to commence litigation in the court that is hearing the action or proceeding relating to the Claim for which indemnification is sought or in any court in the States of Delaware or Florida having subject matter jurisdiction thereof and in which venue is proper seeking an initial determination by the court or challenging any Board Action or any aspect thereof, and the Company hereby consents to service of process and to appear in any such proceeding. Notwithstanding anything in the Certificate, the By-laws or this Agreement to the contrary, if Indemnitee has commenced legal proceedings in a court of competent jurisdiction or Arbitration to secure a determination that Indemnitee should be indemnified under this Agreement, the By-laws of the Company or applicable law, any Board Action that Indemnitee would not be permitted to be indemnified in accordance with Section 2(a) of this Agreement shall not be binding. Any Board Action not followed by such litigation or Arbitration shall be conclusive and binding on the Company and Indemnitee.

  3. Change in Control. The Company agrees that if there is a Change in Control, Indemnitee, by giving written notice to the Company and the American Arbitration Association (the "Notice"), may require that any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration (the "Arbitration") in Fort Lauderdale, Florida in accordance with the Rules of the American Arbitration Association (the "Rules"). The Arbitration shall be conducted by a panel of three arbitrators selected in accordance with the Rules within thirty days of delivery of the Notice. The decision of the panel shall be made as soon as practicable after the panel has been selected, and the parties agree to use their reasonable efforts to cause the panel to deliver its decision within ninety days of its selection. The Company shall pay all fees and expenses of the Arbitration. The Arbitration shall be conclusive and binding on the Company and Indemnitee and the Company or Indemnitee may cause judgment upon the award rendered by the arbitrators to be entered in any court having jurisdiction thereof.

  4. Establishment of Trust. In the event of a Potential Change in Control or a Change in Control, the Company shall, promptly upon written request by Indemnitee, create a Trust for the benefit of Indemnitee and from time to time, upon written request of Indemnitee to the Company, shall fund such Trust in an amount, as set forth in such request, sufficient to satisfy any and all Expenses reasonably anticipated at the time of each such request to be incurred in connection with investigating, preparing for and defending any Claim relating to an Indemnifiable Event, and any and all judgments, fines, penalties and settlement amounts of any and all Claims relating to an Indemnifiable Event from time to time actually paid or claimed, reasonably anticipated or proposed to be paid. The terms of the Trust shall provide that upon a Change in Control (i) the Trust shall not be revoked or the principal thereof invaded, without the written consent of Indemnitee; (ii) the Trustee shall advance, within two business days of a request by Indemnitee, any and all Expenses to Indemnitee, not advanced directly by the Company to Indemnitee (and Indemnitee hereby agrees to reimburse the Trust under the circumstances under which Indemnitee would be required to reimburse the Company under Section 2(b) of this Agreement); (iii) the Trust shall continue to be funded by the Company in accordance with the funding obligation set forth above; (iv) the Trust-ee shall promptly pay to Indemnitee all amounts for which Indemnitee shall be entitled to indemnification pursuant to this Agreement or otherwise; and (v) all unexpended funds in such Trust shall revert to the Company upon a final determination by Board Action or Arbitration or a court of competent jurisdiction, as the case may be, that Indemnitee has been fully indemnified under the terms of this Agreement. The Trustee shall be chosen by Indemnitee. Nothing in this Section 4 shall relieve the Company of any of its obligations under this Agreement.



  5. Indemnification for Additional Expenses. The Company shall indemnify Indemnitee against any and all expenses (including attorneys' fees) and, if requested by Indemnitee, shall (within two business days of such request) advance such expenses to Indemnitee, which are incurred by Indemnitee in connection with any claim asserted by or action brought by Indemnitee for (i) indemnification or advance payment of Expenses by the Company under law, this Agreement, or any other agreement or By-law of the Company now or hereafter in effect relating to Claims for Indemnifiable Events and/or (ii) recovery under any directors' and officers' liability insurance policies maintained by the Company, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advance expense payment or insurance recovery, as the case may be.

  6. Partial Indemnity, Etc. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the Expenses, judgments, fines, penalties, excise taxes and amounts paid or to be paid in settlement of a Claim but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify In-demnitee for the portion thereof to which Indemnitee is entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any or all Claims relating in whole or in part to an Indemnifiable Event or in defense of any issue or matter therein, including, without limitation, dismissal without prejudice, Indemnitee shall be indemnified against any and all Expenses, judgments, fines, penalties, excise taxes and amounts paid or to be paid in settlement of such Claim. In connection with any determination by Board Action, Arbitration or a court of competent jurisdiction that Indemnitee is not entitled to be indemnified hereunder, the burden of proof shall be on the Company to establish that Indemnitee is not so entitled.

  7. No Presumption. For purposes of this Agreement, the termination of any claim, action, suit or proceeding, by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law or this Agreement.

  8. Contribution. In the event that the indemnification provided for in this Agreement is unavailable to Indemnitee for any reason whatsoever, the Company, in lieu of indemnifying Indemnitee, shall contribute to the amount incurred by Indemnitee, whether for judgments, fines, penalties, excise taxes, amounts paid or to be paid in settlement and/or for Expenses, in connection with any Claim relating to an Indemnifiable Event, in such proportion as is deemed fair and reasonable in light of all of the circumstances of such action by Board Action or Arbitration or by the court before which such action was brought in order to reflect (i) the relative benefits received by the Company and Indemnitee as a result of the event(s) and/or transaction(s) giving cause to such action; and/or
(ii) the relative fault of the Company (and its other directors, officers, employees and agents) and Indemnitee in connection with such event(s) and/or transaction(s). Indemnitee's right to contribution under this Paragraph 8 shall be determined in accordance with, pursuant to and in the same manner as, the provisions in Paragraphs 2 and 3 hereof relating to Indemnitee's right to indemnification under this Agreement.

  9. Notice to the Company by Indemnitee. Indemnitee agrees to notify the Company promptly in writing upon being served with or having actual knowledge of any citation, summons, compliant, indictment or any other similar document relating to any action which may result in a claim of indemnification or contribution hereunder.

  10. Non-exclusivity, Etc. The rights of the Indemnitee hereunder shall be in addition to any other rights Indemnitee may have under the Company's Certificate or By-laws or the Delaware General Corporation Law or otherwise, and nothing herein shall be deemed to diminish or otherwise restrict Indemnitee's right to indemnification under any such other provision. To the extent applicable law or the Certificate of Incorporation or the By-laws of Company, as in effect on the date hereof or at any time in the future, permit greater indemnification than as provided for in this Agreement, the parties hereto agree that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such law or provision of the Certificate of Incorporation or By-laws and this Agreement shall be deemed amended without any further action by the Company or Indemnitee to grant such greater benefits. Indemnitee may elect to have Indemnitee's rights hereunder interpreted on the basis of applicable law in affect at the time of execution of this Agreement, at the time of the occurrence of the Indemnifiable Event giving rise to a Claim or at the time indemnification is sought.

  11.  Liability Insurance.
       -------------------

       (a) To the extent the Company maintains at any time an insurance policy or policies providing directors' and officers' liability insurance, Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any other Company director or officer under such insurance policy. The purchase and maintenance of such insurance shall not in any way limit or affect the rights and obligations of the parties hereto, and the execution and delivery of this Agreement shall not in any way be construed to limit or affect the rights and obligations of the Company and/or of the other parties under any such insurance policy.

       (b) For seven years after the Indemnitee no longer serves as a director or officer of the Company, the Company shall continue to provide directors' and officers' liability coverage for liabilities of the Indemnitee occurring during his service with the Company on terms no less favorable in terms of coverage and amount than such insurance maintained by the Company at the date of the Indemnitee's separation from the Company. In the event such coverage is not available, the maximum available coverage shall be maintained pursuant to this covenant.

  12. Period of Limitations. No legal action shall be brought and no cause of action shall be asserted by or on behalf of the Company or any affiliate of the Company against Indemnitee, Indemnitee's spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of the Company or its affiliate shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two-year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action such shorter period shall govern.

  13. Amendments, Etc. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

  14. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery with respect to such payment of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

  15. No-Duplication of Payments. The Company shall not be liable under this Agreement to make any payment in connection with any claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, By-law or otherwise) of the amounts otherwise indemnifiable hereunder.

  16. Binding Effect, Etc. This Agreement shall be binding upon and inure to the benefit of and be enforceable against and by the parties hereto and their respective successors, assigns (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company), spouses, heirs and personal and legal representatives. The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all, substantially all, or a substantial part, of the business and/or assets of the Company, by written agreement in form and substance satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as a director and/or officer of the Company or of any other enterprise at the Company's request.

  17. Severability. The provisions of this Agreement shall be severable in the event that any of the provisions thereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law.

  18. Notices. All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or when mailed by certified registered mail, return receipt requested, with postage prepaid:

  A.   If to Indemnitee, to:

            c/o Wildman, Harrold, Allen & Dixon
            225 West Wacker Drive, 27th Floor
            Chicago, Illinois  60606-1229

or to such other person or address which Indemnitee shall furnish to the Company in writing pursuant to the above.

  B.   If to the Company, to:

            SafeCard Services, Inc.
            3001 East Pershing Boulevard
            Cheyenne, Wyoming  82001
            Attention: President or Chief Operating Officer

or to such person or address as the Company shall furnish to Indemnitee in writing pursuant to the above.

  19. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in such State without giving effect to the principles of conflicts of laws.

  IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the 1st day of September, 1993.


                           SAFECARD SERVICES, INC.


                           By: /s/ Gerald Cahill
                              --------------------
                           Name: Gerald Cahill
                           Title: Chief Operating Officer


                           INDEMNITEE


                           ------------------------
                           Marshall L. Burman